One Financial Way

Cincinnati, Ohio 45242

Post Office Box 237

Cincinnati, Ohio 45201-0237

Telephone: 513-794-6100

September 14, 2012

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Re:	Ohio National Variable Account A (1940 Act File No. 811-1978)
Pre-Effective Amendment No. 1 on Form N-4 (1933 Act File No. 333-182248)

Ladies and Gentlemen:

Attached hereto is Pre-Effective Amendment No. 1 on Form N-4 (333-182248) for ONcore Value sold on or after the effective date of the registration statement. This pre-effective amendment is being made to respond to Staff comments, update MAW rates and the investment categories for the GLWB Plus riders and include certain other required information, such as financial statements and rider forms. A separate response letter has been filed via EDGAR correspondence.

The registrant acknowledges that should the Commission or the Staff, acting pursuant to delegated authority, declare the filings effective or permit them to go effective on their own, the Commission is not foreclosed from taking any action with respect to the filings. The registrant also acknowledges that the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filings effective or allowing them to go effective on their own, does not relieve the registrant from its full responsibility for the adequacy and accuracy of the disclosure in the filings and that the registrant may not assert such action as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please feel free to contact me at (513) 794-6278 if you have any questions or comments.

Sincerely,

/s/ Kimberly A. Plante

Kimberly A. Plante

Senior Associate Counsel